UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2013

TE CONNECTIVITY LTD.

(Exact Name of Registrant as Specified in its Charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Rheinstrasse 20

CH-8200 Schaffhausen

Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 7, 2013, the Board of Directors of TE Connectivity Ltd. (the “Company”) amended and restated its Organizational Regulations to include governance provisions relating to an executive Chairman of the Board of Directors and a Lead Independent Director.

The foregoing description of the amendments to the Company’s Organizational Regulations is qualified in its entirety by reference to the Company’s amended and restated Organizational Regulations attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 8.01.  Other Events.

On January 7, 2013, the Company’s Board of Directors elected Thomas J. Lynch to Chairman of the Board.  Mr. Lynch, the Company’s Chief Executive Officer since 2006 and a member of its Board of Directors, continues as the Company’s Chief Executive Officer.  Frederic M. Poses, who served as the non-executive Chairman of the Company’s Board of Directors since 2007, was elected the Lead Independent Director.

Item 9.01.  Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
3.2	Organizational Regulations of TE Connectivity Ltd. (TE Connectivity AG) (TE Connectivity SA), as amended and restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TE CONNECTIVITY LTD.
(Registrant)

By:	/s/ Harold G. Barksdale
Harold G. Barksdale
Corporate Secretary

Date: January 11, 2013